SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO.1 TO FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 21, 2006

SIGNET INTERNATIONAL HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-51185	98-0403551
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

205 WORTH AVENUE, SUITE 316

PALM BEACH, FLORIDA 33480

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(561)832-2000

(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.02.	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIALS STATEMENTS TO A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

The consolidated balance sheet and statement of operations included in the financial statements filed by Signet International Holdings, Inc. prior to the date of this current report on Form 8-K will be restated as discussed below.

On January 24, 2006, after management consulted with its independent auditor, S. W. Hatfield, CPA, it was determined that various issuances of common stock were not recorded in the books and records of Signet Entertainment Corporation, the Company’s wholly owned subsidiary. As set forth in a letter dated January 24, 2006 from S. W. Hatfield, CPA, (Exhibit 23.1 “Letter from S. W. Hatfield, CPA”), S. W. Hatfield, CPA had not been provided such documentation related to these transactions and has only recently received the requested documentation related to these unrecorded transactions.

On January 24, 2006, the Company was advised that disclosure of these facts should be made and that further action to prevent future reliance on Signet Entertainment Corporation’s previous audited reports and interim statements should be undertaken. Specifically, the financial statements of Signet Entertainment Corporation as of June 30, 2005, December 31, 2004 and 2003 and for the six months ended June 30, 2005, for the year ended December 31, 2004, for the period from October 17, 2003 (date of inception) through December 31, 2003 and for the period from October 17, 2003 (date of inception) through June 30, 2005, respectively, do not present fairly, in all material respects, the financial position of Signet Entertainment Corporation as of June 30, 2005, December 2004 and 2003 and the results of its operations and its cash flows for the six months ended June 30, 2005, for the year ended December 31, 2004, for the period from October 17, 2003 (date of inception) through December 31, 2003 and for the period from October 17, 2003 (date of inception) through June 30, 2005, respectively, in conformity with generally accepted accounting principles generally accepted in the United States of America.

Based on its consultation with S. W. Hatfield, CPA, the Company’s management has concluded that the unrecorded events are material to the financial statements of Signet Entertainment Corporation and to the Company. As such, the Company intends to file an amendment to its Form 8-K filed on September 14, 2005 with revised audited financial statements for Signet Entertainment Corporation as well as the pro-forma financial statements for this transaction. The Company expects to file the amended Form 8-K on or before March 1, 2006.

The Company’s independent auditor, S. W. Hatfield, CPA, has received a copy of this disclosure and has furnished the Company with a letter stating that it agrees with the statements made herein. A copy of this letter is attached as exhibit to this Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:

None

(b)	Exhibits

16.1	Letter from S. W. Hatfield, CPA Stating Agreement with this Disclosure
23.1	Letter from S. W. Hatfield, CPA *

* Incorporated by reference to the Company’s Form 8-K filed on January 24, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET INTERNATIONAL HOLDINGS, INC.

By: /s/	Ernest Letiziano

Ernest Letiziano

CEO

Dated: February 21, 2006